                                                                   EXHIBIT 25.02


                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                             s/Roy F. Weston
                                                            ------------------
                                                               Roy F. Weston

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                     s/ Dr. Joseph Bordogna
                                                   ------------------------
                                                      Dr. Joseph Bordogna

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                    s/ Henry L. Diamond
                                                   ----------------------
                                                      Henry L. Diamond

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.




                                                    s/Katherine W. Swoyer
                                                   ------------------------
                                                      Katherine W. Swoyer

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                     s/ Robert G. Jahn
                                                   ----------------------
                                                      Robert G. Jahn

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                    s/ Marvin O. Schlanger
                                                   ------------------------
                                                      Marvin O. Schlanger

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                    s/ James E. Ksansnak
                                                   -----------------------
                                                      James E. Ksansnak

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                    s/ William J. Marrazzo
                                                   -------------------------
                                                      William J. Marrazzo

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                    s/ M. Christine Murphy
                                                   -------------------------
                                                      M. Christine Murphy

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                    s/ William G. Mecaughey
                                                   --------------------------
                                                      William G. Mecaughey

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                   s/ Wayne F. Hosking, Jr.
                                                   -------------------------
                                                      Wayne F. Hosking, Jr.

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                     s/ Thomas M. Swoyer, Jr.
                                                   ---------------------------
                                                      Thomas M. Swoyer, Jr.

                              POWER  OF  ATTORNEY


         The undersigned hereby constitutes and appoints William J. Marrazzo,
M. Christine Murphy and Bruce E. Flamm, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of interests in, and shares of Series A Common Stock of ROY F. WESTON, INC. (WESTON(R)) (the "Company") under the terms and conditions of, various plans established by the Company for the benefit of its employees and those of subsidiaries and affiliated companies; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of October, 1996.



                                                     s/ A. Frederick Thompson
                                                   ---------------------------
                                                      A. Frederick Thompson